CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated November 15, 1999, relating to the financial statements and financial highlights appearing in the September 30, 1999 Annual Report to Shareholders of Stein Roe Disciplined Stock Fund, our report dated August 10, 2000, relating to the financial statements and financial highlights appearing in the June 30, 2000 Annual Report to Shareholders of Liberty Small Cap Value Fund, and our report dated December 13, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Report to Shareholders of Liberty Select Value Fund (formerly Colonial Select Value Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information of the Stein Roe Disciplined Stock Fund dated February 1, 2000, under the heading "Financial Highlights" in the Prospectuses and "Independent Accountants" in the Statement of Additional Information of Liberty Small Cap Value Fund dated November 1, 1999, and under the heading "Financial Highlights" in the Prospectuses and "Independent Accountants" in the Statement of Additional Information of Liberty Select Value Fund dated March 1, 2000, all of which have also been incorporated by reference into the Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 3, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated December 13, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Report to Shareholders of Liberty Strategic Balanced Fund (formerly Colonial Strategic Balanced Fund), and our report dated December 11, 1998, relating to the financial statement and financial highlights for the years in the period ending October 31, 1998 appearing in the October 31, 1999 Annual Report to Shareholders of The Liberty Fund (formerly The Colonial Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information of the Liberty Strategic Balanced Fund dated March 1, 2000 and under the heading "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information of The Liberty Fund dated March 1, 2000, all of which have also been incorporated by reference into the Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 3, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated December 13, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Reports to Shareholders of Liberty Newport Global Equity Fund (formerly Colonial Global Equity Fund) and Liberty Newport Global Utilities Fund (formerly Colonial Global Utilities Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and "Independent Accountants" in the Statements of Additional Information of Liberty Newport Global Equity Fund and Liberty Newport Global Utilities Fund dated March 1, 2000, which have also been incorporated by reference into the Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 3, 2000